UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): April 21, 2007


                                 FANTATECH INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)

          Delaware                       0-24374                62-1690722
-----------------------------   ------------------------   -------------------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                    Identification No.)

Suite 1A, 18/F, Tower 1, China Hong Kong City
33 Canton Road, Tsimshatsui, Kowloon, Hong Kong               Not applicable
------------------------------------------------           -------------------
    (Address of principal executive offices)                    Zip Code)


               Registrant's telephone number, including area code
                                 (852) 2302 1636
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           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 20, 2007, Board of Directors (the "Board") of Fantatech Inc. (the "Company") approved, respectively, the resignation of Mr. Guangwei Liang from his positions as a director, Chairman of the Board and Chief Executive Officer of the Company, and the resignation of Mr. Ming Li from his positions as a director and Chief Operating Officer of the Company. There was no disagreement with the Company.

Effective from April 20, 2007, Mr. Zibo Niu, a current director of the Company, was appointed Chairman of the Board and Chief Executive Officer of the Company. No new directors were appointed to fill the two vacancies created by the aforesaid resignations and the number of directors in the Board was reduced from seven to five.


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
                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        FANTATECH INC.
                                        --------------
                                         (Registrant)


Dated: April 21, 2007                   By: /s/ Gary Lui
                                        -------------------------
                                        GARY LUI
                                        Chief Financial Officer


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